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                                                                    Exhibit 23.4



                       CONSENT OF INDEPENDENT ACCOUNTANTS


      We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of PerkinElmer, Inc. of our report dated September 19, 1997 relating to the combined financial statements of NEN Life Science Products, a division of E. I. du Pont de Nemours and Company, which appears in PerkinElmer, Inc.'s Current Report on Form 8-K filed on August 1, 2000.

                                                /s/ PricewaterhouseCoopers LLP
Philadelphia, PA
November 12, 2001